                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ]  Confidential, for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                          TRANSTECHNOLOGY CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                      N/A
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

                             [TRANSTECHNOLOGY LOGO]

                  NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD OCTOBER 20, 2005

To the Stockholders of
TransTechnology Corporation:

The Annual Meeting of Stockholders (the "Meeting") of TransTechnology Corporation (the "Company") will be held at 10:00 a.m., local time, on Thursday, October 20, 2005 at The Bernards Inn, 27 Mine Brook Road, Bernardsville, New Jersey, to consider and act upon the following matters:

          1.  To elect seven directors of the Company; and

          2. To transact such other business as may properly come before the Meeting.

Only the stockholders of record at the close of business on September 6, 2005 will be entitled to notice of and to vote at the Meeting or any adjournment or adjournments thereof. A copy of the Company's Annual Report on Form 10-K, including financial statements for the fiscal year ended March 31, 2005, is enclosed with this Notice of Annual Meeting.

Whether or not you expect to attend the Meeting, you are urged to sign, date and return the enclosed proxy in the prepaid envelope provided. All shares represented by the enclosed proxy, if the proxy is properly executed and returned, will be voted as you direct. Your proxy will not be used if you attend the Meeting and vote in person.

                                          By Order of the Board of Directors

                                          -s- GERALD C. HARVEY
                                          GERALD C. HARVEY
                                          Vice President, Secretary and General
                                          Counsel

Union, New Jersey
September 14, 2005

--------------------------------------------------------------------------------

[TRANSTECHNOLOGY LOGO]               700 Liberty Avenue, Union, New Jersey 07083

                                PROXY STATEMENT

GENERAL INFORMATION

This Proxy Statement (first mailed to stockholders on or about September 14, 2005) is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of TransTechnology Corporation (the "Company") for use at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held on Thursday, October 20, 2005, at 10:00 a.m., local time, at The Bernards Inn, 27 Mine Brook Road, Bernardsville, New Jersey, and any adjournment or adjournments thereof. All proxies which are properly completed, signed and returned to the Company prior to the Meeting will be voted as provided therein. Any proxy given by a stockholder may be revoked at any time before it is exercised by filing an instrument revoking it with the Secretary of the Company, by submitting to the Company a duly executed proxy bearing a later date, or by voting in person at the Meeting. The only voting securities of the Company consist of its common stock, $0.01 par value per share (the "Common Stock"). The close of business on September 6, 2005, has been fixed as the record date for the determination of holders of shares of Common Stock entitled to vote at the Meeting, and any adjournments thereof. As of that date, the Company had 6,700,868 shares of Common Stock outstanding. The holders of shares of Common Stock on the record date are entitled to vote at the Meeting.

The holders of record of a majority of the outstanding shares of Common Stock will constitute a quorum for the transaction of business at the Meeting. As to all matters to be considered at the Meeting and any adjournments thereof, each stockholder is entitled to one vote for each share of Common Stock he or she holds. The director nominees who receive the greatest number of votes at the Meeting will be elected to the Board. Votes against a candidate have no legal effect. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved. Stockholders are not entitled to cumulate votes.

The cost of preparing, assembling, printing and mailing this Proxy Statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Meeting will be paid by the Company. The original solicitation of proxies by mail may be supplemented by telephone, telegram and personal solicitation. The Company has engaged D.F. King & Co., Inc. to assist in the solicitation of proxies. It is expected that such firm will be paid approximately $5,500 for such services. In addition, the Company may request banks and brokers

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

to solicit their customers who beneficially own Common Stock listed of record in names of nominees, and will reimburse such banks and brokers for their reasonable out-of-pocket expenses of such solicitation.

For purposes of this Proxy Statement, the fiscal year of the Company ended March 31, 2005, shall be referred to as the fiscal year of 2005 or fiscal 2005.

PROPOSAL 1 -- ELECTION OF DIRECTORS

The Board of the Company is elected annually. The Certificate of Incorporation and Bylaws of the Company provide that the number of directors of the Company shall be not less than five nor more than fifteen, with the exact number to be fixed by the Bylaws. The exact number of directors is currently fixed at seven. Unless otherwise instructed, the proxies received will be voted for the election of the nominees named below. Although it is not anticipated that any of the nominees will be unable to serve, in the event any nominee is unable or declines to serve as a director at the time of the Meeting, the proxy holders may vote for substitute nominees at their discretion.

No arrangement or understanding exists between any nominee and any other person or persons pursuant to which any nominee was or is to be selected as a director or nominee. None of the nominees has any family relationship among themselves or with any executive officer of the Company.

INFORMATION CONCERNING INCUMBENT DIRECTORS AND NOMINEES TO THE BOARD OF
DIRECTORS

Set out below is information about each nominee for election as a director. The information was obtained from the Company's records or from information furnished directly by the individual.

------------------------------------------------------------------------------------------------
                                                                                        DIRECTOR
        NAME                            POSITION WITH THE COMPANY               AGE      SINCE
------------------------------------------------------------------------------------------------
Michael J. Berthelot        Chairman of the Board                                55       1991
Thomas V. Chema             Director                                             58       1992
Jan Naylor Cope             Director                                             49       2001
John H. Dalton              Director                                             63       1999
Gail F. Lieberman           Director nominee                                     61
William J. Recker           Director                                             62       1997
Robert L.G. White           Director, President and Chief Executive Officer      63       2003
------------------------------------------------------------------------------------------------

MR. BERTHELOT has been the Company's Chairman of the Board since February 2003. He was Chairman, President and Chief Executive Officer from 1998 to 2003. He served in the same positions from 1992 to 1995. He served as Chairman and Chief Executive Officer from 1995 to 1998.

MR. CHEMA is President of Hiram College, a liberal arts college in Portage County, Ohio, which was founded in 1850. Mr. Chema is President of Gateway Consultants, Inc., a firm he founded in 1995 to provide consulting services relative to the financing and development of public assembly facilities such as ballparks, stadiums, arenas and public venues. He is a

--------------------------------------------------------------------------------
 2

--------------------------------------------------------------------------------

Director of the Fairport Funds, a Registered Investment Company.

MS. NAYLOR COPE has been the President and founder of the J. Naylor Cope Company, a nationally recognized executive search firm, since 1994. Prior to founding the J. Naylor Cope Company, Ms. Naylor Cope served as Deputy Director of Presidential Personnel in the White House under President George H.W. Bush. She serves on the Board of Directors of WashingtonFirst Bank.

MR. DALTON has been the President of the Housing Policy Council of The Financial Services Roundtable since January 2005. He was appointed Secretary of the Navy by President Clinton in 1993 and served in that capacity until 1998. He served as President and a Director of IPG Photonics Corporation from September 2000 to December 2004. He serves on the Board of Directors of Fresh Del Monte Produce Inc., eSpeed, Inc. and WashingtonFirst Bank.

MS. LIEBERMAN is the Managing Partner of Rudder Capital LLC, a mergers and acquisitions advisory and consulting firm serving middle market companies in the services sector. She oversees buy-side, sell-side, consulting and recruiting assignments for business information and services, financial, media and consumer companies. From 1996 to 1999, Ms. Lieberman served as Chief Financial Officer of the Financial and Professional Publishing Group, a division of The Thomson Corporation, a public information services company. From 1994 to 1996, she was Vice President, Managing Director and Chief Financial Officer of Moody Investor's Services, Inc. Ms. Lieberman is a Director of I-trax, Inc.

MR. RECKER is currently retired. He was Chairman of the Board of Gretag Imaging Holding AG from 1998 to 2000 and was President and CEO of Gretag Imaging Group, Inc., a publicly traded Swiss company serving the photofinishing and imaging industry, from 1990 to 1998. He also served on the Board of Amazys Holding AG, a Swiss public company producing products for color control and confirmation in the graphic arts, textile and coatings industry. Mr. Recker currently serves on various boards of small, private high technology start-ups.

MR. WHITE has been the Company's President and Chief Executive Officer since February 2003. He was President of the Company's Aerospace Group from 1998 to 2003 and has been President of the Company's Breeze-Eastern division since 1994.

THE BOARD OF DIRECTORS

MEETINGS AND REMUNERATION

During fiscal 2005, the Board held seven meetings. Each incumbent director attended at least 75% of the aggregate of (i) the total number of meetings held by the Board during fiscal 2005 (held during the period for which he or she has been a director) and (ii) the total number of meetings held by all committees of the Board on which he or she served during that period.

Directors who are not employees of the corporation or any of its subsidiaries receive an annual retainer of $60,000, paid one half in cash in quarterly installments of $7,500 each and one half in Common Stock in the form of a restricted stock award. The number of shares awarded are determined by dividing $30,000 by the closing price of the stock on the date of the Annual Meeting of Stockholders of each year. The stock is awarded to the directors in advance for the balance of their term within a

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

reasonable time following election or re-election to the Board. Such shares carry restrictions on sale, but not as to dividend and voting rights, until six months after the director ceases to be a member of the Board. In addition, annual retainers are received by the Chairman of the Board ($20,000) and the Chairman of the Audit Committee ($4,000), paid in cash in equal quarterly installments. If a director ceases to be a director before the next annual meeting of stockholders, the quarterly installments of the cash retainer not yet paid are forfeited and the restricted shares awarded during the fiscal year in which the director ceases to be a member of the Board will be forfeited and shall revert to the 1999 Long Term Incentive Plan or the 2004 Long Term Incentive Plan, as applicable. Certificates for the shares of restricted stock awarded in prior fiscal years are delivered to the director after the six-month period following cessation of service on the Board, fully tradable and without restriction.

DIRECTOR NOMINATION PROCESS

The Governance & Nominating Committee of the Board, comprised entirely of directors who meet applicable independence requirements, is responsible for overseeing the process of nominating individuals to stand for election as directors. A copy of the Governance & Nominating Committee's current charter (the "Governance Charter") is available on the Company's website (www.transtechnology.com) under the heading "Corporate Governance."

The Company's process of director nominations takes into consideration individuals recommended by members of the Board as well as from other sources. The Governance & Nominating Committee Charter provides that the Committee may retain a professional search firm for such purpose if it is deemed necessary, and further provides that the Committee shall select such firm in its sole discretion. The Company has no specific process for reviewing candidates recommended by security holders, although, in accordance with the Company's Bylaws, security holders are permitted to nominate candidates for director in person at each annual meeting of stockholders. The Company intends to use the final rules on the subject of security holder director nominations expected to be promulgated by the Securities and Exchange Commission (the "Commission") as the core of its policies regarding these matters.

The Governance & Nominating Committee's process for identifying and evaluating director candidates is as follows: The Committee may retain a professional search firm to assist the Committee in managing the overall process, including the identification of director candidates who meet certain criteria set from time to time by the Committee. All potential candidates, from whatever source identified, are reviewed by the Governance & Nominating Committee, and by the search firm, if one has been engaged. In the course of this review, some candidates are eliminated from further consideration because of conflicts of interest, unavailability to attend Board or Committee meetings or other relevant reasons. The Governance & Nominating Committee then decides which of the remaining candidates most closely match the established criteria and are therefore deserving of further consideration. The Committee then discusses these candidates, decides which of them, if any, should be pursued, gathers additional information if desired, conducts interviews and decides whether to recommend one or more candidates to the Board

--------------------------------------------------------------------------------
 4

--------------------------------------------------------------------------------

for nomination. The Board discusses the Governance & Nominating Committee's recommended candidates, decides if any additional interviews or further background information is desirable and, if not, decides whether to nominate one or more candidates. Those nominees are named in the proxy statement for election by the stockholders at the Annual Meeting (or, if between Annual Meetings, the nominees may be elected by the Board itself).

In order to be recommended by the Governance & Nominating Committee, a candidate must meet the following minimum qualifications: independence (for this purpose, the Committee is guided by the standards of the New York Stock Exchange), personal ability, integrity, intelligence, relevant business background, expertise in areas of importance to the Company's objectives, and a sensitivity to the Company's corporate responsibilities. Ms. Lieberman was recommended as a nominee for director by the Governance & Nominating Committee.

SECURITY HOLDER RECOMMENDATIONS OF DIRECTOR CANDIDATES

As discussed above under the heading "Director Nomination Process," the Governance & Nominating Committee currently has no specific policy regarding recommendations for nominees to the Board from security holders. The Company intends to structure its security holder recommendation policy once the pending Commission regulation on this matter is adopted in final form.

DIRECTOR INDEPENDENCE

The Board governance policies provide that all outside directors should be independent. Although securities of the Company are not listed on any national stock exchange, the Board has adopted as a best practice certain independence criteria, consistent with the New York Stock Exchange requirements, for the purpose of determining director independence. No director can qualify as "independent" if that director has a material relationship with the Company.

The Board has affirmatively determined that none of the members of the Board, except for Messrs. Berthelot and White, has a material relationship with the Company, and that each director, except Messrs. Berthelot and White, qualifies as independent under the Board's independence criteria.

COMMITTEES

The Board has a standing Audit Committee, Governance & Nominating Committee, and Incentive & Compensation Committee.

The Audit Committee reviews with the Company's independent auditing firm the results of the firm's annual examination, advises the full Board regarding its findings and provides assistance to the full Board in matters involving financial statements and financial controls. As described above, the Audit Committee is comprised entirely of independent Board members, namely Messrs. Chema and Recker. Mr. Gideon Argov resigned as a member of the Board and of the Audit Committee on February 11, 2005. Mr. Recker, who serves as the Committee's Chairman, has been determined by the Board to possess the qualifications of a "financial expert", in accordance with the rules of the Commission. The Audit Committee held four meetings during fiscal 2005.

As described above, the Governance & Nominating Committee establishes the criteria for,
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

and reviews the qualifications of individuals for, nomination to the Board and to committees of the Board. In addition, the Governance & Nominating Committee presents recommendations for replacement directors when vacancies occur on the Board or committees thereof. The Governance & Nominating Committee may consider nominees recommended by stockholders in writing to the Secretary of the Company. The committee is comprised entirely of independent Board members. This committee, which consists of Ms. Cope and Mr. Recker, held three meetings during fiscal 2005.

The Incentive & Compensation Committee reviews management's proposals and makes recommendations to the full Board for compensation and incentives for key employees and officers of the Company. This committee is comprised solely of directors who are not employees of the Company or its subsidiaries and who are not eligible to receive cash bonuses or any other type of incentive compensation. The Incentive & Compensation Committee, which consists of Messrs. Dalton and Chema and Ms. Cope, held one meeting during fiscal 2005.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed with the Company's management and the Company's independent auditors, Deloitte & Touche LLP, the audited financial statements of the Company contained in the Company's Annual Report on Form 10-K for the year ended March 31, 2005. The Audit Committee has also discussed with Deloitte & Touche LLP the matters required to be discussed pursuant to SAS 61 (Codification of Statements on Auditing Standards, Communication with Audit Committees).

The Audit Committee has received and reviewed the written disclosures and the letter from the Company's independent auditors required by Independence Standards Board Standard No. 1 (titled, "Independence Discussions with Audit Committees"), has discussed with the Company's independent auditors such independent auditors' independence, and has considered the compatibility of non-audit services with the auditors' independence.

For fiscal 2004 and fiscal 2005, Deloitte & Touche LLP's fees for various types of services to the Company were as shown below:

                              2004       2005
                              ----       ----
Audit Fees                  $204,500    $245,374
Audit-Related Fees            84,100      29,000
Tax Fees                     176,830     186,893
All Other Fees                     0           0

The Audit Committee approved 100% of the services shown in the above four categories. No hours expended on the independent auditors' engagement to perform the audit for fiscal 2005 were attributed to work performed by persons other than full-time, permanent employees of Deloitte & Touche LLP.

The Audit Committee has adopted a procedure to pre-approve audit services and other services to be provided by the Company's independent auditors. In fiscal 2004 and fiscal 2005, all services provided by the Company's independent auditors were associated with the audit and taxes of the Company, and all such services were pre-approved by the Audit Committee.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual

--------------------------------------------------------------------------------
 6

--------------------------------------------------------------------------------

Report on Form 10-K for the fiscal year ended March 31, 2005, as filed with the Commission.

WILLIAM RECKER, Chair
THOMAS CHEMA

SECURITY HOLDER COMMUNICATIONS TO THE BOARD

The Company's Board provides the following process for security holders to send communications to the Board:

Security holders may send communications by mail or courier delivery addressed as follows:

     Gerald C. Harvey
     Vice President, Secretary and General Counsel
     TransTechnology Corporation
     700 Liberty Avenue
     Union, New Jersey 07083-8198

In general, the Vice President, Secretary and General Counsel forwards all such communications to the Chair of the Audit Committee, who in turn determines whether a particular communication should be forwarded to other members of the Board and, if so, forwards it accordingly. However, with respect to communications received by the Company that are addressed to a particular member of the Board or the Chairman of a particular Board Committee, the Vice President, Secretary and General Counsel forwards those communications directly to the Board member in question.

DIRECTOR ATTENDANCE AT ANNUAL MEETINGS

The policy of the Company's Board is that all directors should attend Annual Meetings and are not separately compensated for their attendance, although out-of-pocket expenses are reimbursed. At the Company's 2004 Annual Meeting, held on Thursday, September 2, 2004, all members of the Board were in attendance.

CODE OF ETHICS

On January 15, 2004, the Board approved a new Code of Business Conduct for the Company. The Company has provided training for all employees on the Code of Business Conduct and requires that all directors, officers and employees abide by the Code of Business Conduct, which is available under the heading "Management/BOD" and "Corporate Governance" on the Company's website at www.transtechnology.com.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS, NOMINEES FOR DIRECTOR AND EXECUTIVE OFFICERS

The following table sets out certain information regarding the beneficial ownership of the Common Stock as of September 6, 2005 (except as referenced in the footnotes) by (i) each person who is known by the Company to be the beneficial owner of 5% or more of the Common Stock, (ii) each director and nominee for director of the Company, individually, (iii) the Chief Executive Officer of the Company, (iv) each of the other four most highly compensated executive officers of the Company whose compensation exceeded $100,000 in fiscal 2005, and (v) all directors and executive officers as a group:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                                          NUMBER OF
                                                          SHARES OF            PERCENTAGE OF
                        NAME                           COMMON STOCK(1)        COMMON STOCK(1)
---------------------------------------------------------------------------------------------
DePrince, Race & Zollo, Inc.                              1,320,500(2)             19.71
  201 S. Orange Avenue, Suite 850,
  Orlando, Florida 32801
T. Rowe Price Associates, Inc.                              644,900(3)               9.6
  100 East Pratt Street,
  Baltimore, Maryland 21202
Goldsmith & Harris, Incorporated                            568,600(4)              8.48
  80 Pine Street
  New York, NY 10005
Discovery Group I, LLC                                      458,700(5)               6.9
  Hyatt Center, 24th Floor
  71 South Wacker Drive Chicago, IL 60606
Dimensional Fund Advisors Inc.                              400,215(6)              5.97
  1299 Ocean Avenue, 11th Floor,
  Santa Monica, California 90401
Wynnefield Partners Small Cap Value, L.P.                   361,100(7)               5.4
  450 Seventh Avenue, Suite 509
  New York, NY 10123
DIRECTORS AND EXECUTIVE OFFICERS
Michael J. Berthelot                                        316,417(8)               4.7
Thomas V. Chema                                              15,392(9)                 *
Jan Naylor Cope                                              13,586(10)                *
John H. Dalton                                               27,206(11)                *
Gerald C. Harvey                                             71,159(12)              1.0
Gail F. Lieberman                                                 0
William Recker                                               25,072(13)                *
Joseph F. Spanier                                            89,159(14)              1.3
Robert L. G. White                                          137,226(15)              2.0
Directors and executive officers as a group                 695,217(16)             10.4
  (9 persons)
---------------------------------------------------------------------------------------------

  *  Less than 1%.

 (1) Except as set out in these footnotes, the persons named in this table have sole voting power and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in this table and these notes.

 (2) Based on a Schedule 13G filed with the Securities and Exchange Commission on March 8, 2005.

 (3) Based on a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2005 jointly by T. Rowe Price Associates, Inc. ("Price Associates") and T. Rowe Price Small-Cap Value Fund, Inc. ("Price Small-Cap"). These securities are owned by various individual and institutional investors with respect to which Price Associates or Price Small-Cap serves as investment advisor. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates (and Price Small-Cap with respect to 500,000 shares of Common Stock) is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

 (4) Based on three Schedule 13G's filed separately with the Securities and Exchange Commission on February 14, 2005, Goldsmith & Harris Incorporated, a broker dealer registered under Section 15 of the Securities Exchange Act of 1934 and an investment adviser registered under the Investment Advisers Act of 1940, through its executive officers Jay R. Harris

--------------------------------------------------------------------------------
 8

--------------------------------------------------------------------------------

     and Philip W. Goldsmith, is deemed to have beneficial ownership of these shares by virtue of its investment discretion over certain accounts of its clients holding such shares.

 (5) Based on a Schedule 13G filed with the Securities and Exchange Commission on April 13, 2005.

 (6) Based on a Schedule 13G filed with the Securities and Exchange Commission on February 9, 2005, Dimensional Fund Advisors Inc. ("Dimensional") is deemed to have beneficial ownership of these shares, all of which are held in portfolios of four investment companies registered under the Investment Company Act of 1940 and certain other co-mingled group trusts and separate accounts, and for all of which Dimensional serves as investment manager. Dimensional has informed the Company in writing that it disclaims beneficial ownership of all such shares.

 (7) Based on a Schedule 13G filed with the Securities and Exchange Commission on June 29, 2005 jointly by Wynnefield Partners Small Cap Value, L.P; Wynnefield Partners Small Cap Value, L.P.I.; Wynnefield Small Cap Value Offshore Fund, Ltd.; Channel Partnership II, L.P.; Nelson Obus; Wynnefield Capital Management, LLC; and Wynnefield Capital, Inc.

 (8) Includes 125,000 shares issuable with respect to options exercisable within 60 days of September 6, 2005.

 (9) Includes 3,400 shares issuable with respect to options exercisable within 60 days of September 6, 2005.

(10) Includes 2,000 shares issuable with respect to options exercisable within 60 days of September 6, 2005.

(11) Includes 3,400 shares issuable with respect to options exercisable within 60 days of September 6, 2005.

(12) Includes 54,999 shares issuable with respect to options exercisable within 60 days of September 6, 2005.

(13) Includes 3,400 shares issuable with respect to options exercisable within 60 days of September 6, 2005.

(14) Includes 54,999 shares issuable with respect to options exercisable within 60 days of September 6, 2005 and 2,000 shares owned by Mr. Spanier's children.

(15) Includes 65,999 shares issuable with respect to options exercisable within 60 days of September 6, 2005.

(16) Includes 313,197 shares issuable with respect to options exercisable within 60 days of September 6, 2005.

EXECUTIVE OFFICERS, COMPENSATION AND OTHER INFORMATION

EXECUTIVE OFFICERS

Set out in the table below are the names, ages and positions held of all persons who were executive officers of the Company as of September 6, 2005.

-----------------------------------------------------------------------------------------------------
                                                                                            EXECUTIVE
                                                                                             OFFICER
          NAME                              POSITION WITH THE COMPANY                AGE      SINCE
-----------------------------------------------------------------------------------------------------
Robert L. G. White             President and Chief Executive Officer                  63      1998
Joseph F. Spanier              Vice President, Chief Financial Officer and
                               Treasurer                                              59      1996
Gerald C. Harvey               Vice President, Secretary and General Counsel          55      1996
-----------------------------------------------------------------------------------------------------

Executive officers of the Company are elected by and serve at the discretion of the Board. No arrangement exists between any executive officer and any other person or persons pursuant to which any executive officer was or is to be selected as an executive officer. None of the executive officers has any family relationship to any nominee for director or to any other executive officer of the Company. Set out below is a brief description of the business experience for the previous five years of those executive officers who are not also directors. For information concerning the business experience of Mr. White, see "Information Concerning Incumbent Directors and Nominees to the Board of Directors," above.

MR. SPANIER has been Vice President, Chief Financial Officer and Treasurer of the Company since January 1997. From November 1996 to January 1997 he served as Vice President of Finance.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MR. HARVEY has been Vice President, Secretary and General Counsel of the Company since February 1996.

EXECUTIVE COMPENSATION

The following table sets forth information concerning the annual and long-term compensation for services in all capacities to the Company in the fiscal years ended March 31, 2005, 2004 and 2003, of those persons who (i) at March 31, 2005 or at any time during fiscal 2005, were serving as the Chief Executive Officer and (ii) at March 31, 2005 were serving as each of the other executive officers of the Company whose compensation exceeded $100,000 in fiscal 2005. During each fiscal year in the three-year period ended March 31, 2005, no executive officer named above received perquisites and other personal benefits, securities or property in an aggregate amount in excess of the lesser of $50,000 or 10% of such executive officer's annual salary and bonus.

                           SUMMARY COMPENSATION TABLE

-------------------------------------------------------------------------------------------------------------------------
                                                                                   LONG TERM
                                                                                  COMPENSATION
                                                                      ------------------------------------
                                                                                      AWARDS
                                                                                   ------------
                                     ANNUAL COMPENSATION              RESTRICTED    SECURITIES    PAYOUTS
                          -----------------------------------------     STOCK       UNDERLYING    --------    ALL OTHER
        NAME AND                  SALARY     BONUS     OTHER ANNUAL     AWARDS       OPTIONS        LTIP     COMPENSATION
   PRINCIPAL POSITION     YEAR     (1)        (2)      COMPENSATION      (3)          (#)(4)      PAYOUTS        (5)
-------------------------------------------------------------------------------------------------------------------------
Robert L. G. White        2005   $254,262   $219,904                   $21,987        25,000                   $ 20,724
  President and Chief     2004    231,000    178,916                    17,889        25,000                     20,209
  Executive Officer       2003    235,039    206,846                    20,685                                   21,066
Joseph F. Spanier         2005    176,198    138,776                    13,879        12,500                    116,112
  Vice President, Chief   2004    140,123    135,338                    13,531        12,500                    609,048
  Financial Officer and   2003    229,591     89,500                                                             23,038
  Treasurer
Gerald C. Harvey          2005    220,177    152,695                    15,269        12,500                     16,394
  Vice President,         2004    210,000    121,275                    12,127        12,500                     14,496
  Secretary and           2003    209,423     80,200                                                             21,987
  General Counsel
-------------------------------------------------------------------------------------------------------------------------

(1) Amounts shown include compensation earned and received by executive officers as well as amounts earned but deferred at the election of those officers under the Company's 401(k) plan.

(2) Represents annual cash bonus payments made to executive officers pursuant to the Company's Incentive Compensation Plan in effect for the applicable fiscal years.

(3) Represents the dollar value of awards of Restricted Stock during each year indicated calculated by multiplying the fair market value of a share of Common Stock on the date of grant by the number of shares awarded. During fiscal year 2005, awards of Restricted Stock were granted to Robert L.G. White, Joseph F. Spanier and Gerald C. Harvey on July 8, 2004, at which time the closing price of the Common Stock on the date of the award was $7.02. During fiscal year 2004, awards of Restricted Stock were granted to Robert
    L. G. White, Joseph F. Spanier and Gerald C. Harvey on May 30, 2003, at which time the closing price of the Common Stock on the date of the award was $5.38. During fiscal year 2003, awards of Restricted Stock were granted only to Robert L. G. White on May 24, 2002, at which time the closing price of the Common Stock on the date of the award was $9.79. An aggregate of 13,383 shares of restricted stock were held for the benefit of the named executive officers at 2005 fiscal year-end. Forfeiture provisions as to such shares lapse in annual increments of one-

--------------------------------------------------------------------------------
 10

--------------------------------------------------------------------------------

third each year. The executive officers are eligible to receive dividends on and vote the issued shares still subject to forfeiture.

(4) Stock options were granted under the Company's 1992, 1999 and 2004 Long Term Incentive Plans.

(5) With respect to all executive officers, these amounts include the Company's contributions to the Company's Retirement Savings Plan and insurance premiums paid by the Company under the Company's group benefits plan. With respect to Mr. Spanier, the amount shown for fiscal year 2005 includes $87,295, and the amount shown for fiscal year 2004 includes $590,071, paid pursuant to an Employment Agreement dated March 28, 2003.

               LONG TERM INCENTIVE PLAN AWARDS IN FISCAL 2005(1)

---------------------------------------------------------------------------------------------
                                                                                 PERFORMANCE
                                                                NUMBER OF          OR OTHER
                                                              SHARES, UNITS      PERIOD UNTIL
                                                                OR OTHER          MATURATION
                          NAME                                 RIGHTS (#)         OR PAYOUTS
---------------------------------------------------------------------------------------------
Robert L.G. White                                                 3,132            3 years
Joseph F. Spanier                                                 1,977            3 years
Gerald C. Harvey                                                  2,175            3 years
---------------------------------------------------------------------------------------------

(1) Restricted stock awards are calculated based upon a cash bonus pool, which is itself based upon annual profit. The number of shares of restricted stock awarded in a given year is equal to the number of shares that could be purchased at the closing price of the Common Stock on the date of the award (which price was $7.02 on the date of the awards in fiscal 2005) with 10% of the cash bonus pool. The cash bonus is described under the heading "Incentive Compensation Plans," below.

Incentive Compensation Plans. The fiscal years 2003-2005 Annual Cash Bonus and Incentive Compensation Plans (the '03-'05 Plans") provided for the award of cash bonuses and stock options based upon operating results. Results were measured by a wide range of goals which must be met, including goals for operating income, return on investment, individual strategic and/or operational issues, profitability, achievement of plan and annual income growth. The stock feature of the '03-'05 Plans provided for the award of restricted stock and stock options to executive officers, division presidents and other key personnel. In fiscal year 2003, the number of shares of restricted stock awarded was equal to the number of shares that could be purchased at the closing price of the Common Stock on the date immediately preceding the date the Incentive and Compensation Committee of the Board approved the bonus pool for the fiscal year just ended with 10% of the cash bonus pool, while in fiscal years 2004 and 2005, the number of shares of restricted stock awarded was equal to the number of shares that could be purchased at a price equal to the fair market value of the shares of Common Stock determinable on the date of the award. Voting and dividend rights vested immediately. Restrictions on sale lapse over three years in annual one-third increments. Shares for which restrictions have not yet expired are forfeited upon termination of employment. Stock options were awarded at an exercise price equal to the fair market value of the shares of Common Stock determinable on the date of grant. Options awarded become exercisable in annual equal installments over three years and expire ten years after grant date. Both restricted stock and stock options were awarded pursuant to the Amended and Restated 1992 Long Term Incentive Plan, the 1999 Long Term Incentive Plan and the 2004 Long Term Incentive Plan,
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

which plans provided mechanisms for awarding various kinds of stock based awards.

Retirement Plans. The executive officers are participants in the TransTechnology Corporation Retirement Savings Plan (the "Retirement Savings Plan"), a defined contribution plan under Section 401(k) of the Internal Revenue Code which covers non-union employees who have been employed by the Company for more than one year. Approximately 110 employees participated in the Retirement Savings Plan at March 31, 2005. Benefits are payable on retirement, disability, death, or other separation from service. Participants in the Retirement Savings Plan may defer receipt and taxation of up to 15% of their compensation by contributing such compensation to the Plan. The Company contributes a minimum of 3% and a maximum of 6% of employees' compensation to the Retirement Savings Plan, depending on the level of contribution by each employee.

Executive Life Insurance Plan. The Company maintains life insurance policies for its executive officers which supplement the group life policies available to all salaried employees.

STOCK OPTIONS

The following table sets forth information concerning options granted during fiscal 2005 to each of the named executive officers of the Company identified in the Summary Compensation Table.

                        OPTION/SAR GRANTS IN FISCAL 2005

---------------------------------------------------------------------------------------------------
                                      INDIVIDUAL GRANTS
                        ---------------------------------------------
                                   % OF TOTAL
                                    OPTIONS/                            POTENTIAL REALIZABLE VALUE
                                      SARS      EXERCISE                  AT ASSUMED ANNUAL RATES
                        OPTIONS/   GRANTED TO   OR BASE                 OF STOCK PRICE APPRECIATION
                          SARS     EMPLOYEES     PRICE                        FOR OPTION TERM
                        GRANTED    IN FISCAL     $ PER     EXPIRATION   ---------------------------
         NAME            (#)(1)       YEAR       SHARE        DATE         5% ($)        10% ($)
---------------------------------------------------------------------------------------------------
Robert L. G. White       25,000        37        $7.02      7/8/2014    $110,371.01    $279,701.80
Joseph F. Spanier        12,500        19        $7.02      7/8/2014    $ 55,185.50    $139,850.90
Gerald C. Harvey         12,500        19        $7.02      7/8/2014    $ 55,185.50    $139,850.90
---------------------------------------------------------------------------------------------------

(1) Amounts shown represent stock options only. No stock appreciation rights
    (SARs) were awarded.

--------------------------------------------------------------------------------
 12

--------------------------------------------------------------------------------

The following table summarizes option exercises during fiscal 2005 and the total number and value of exercisable and unexercisable stock options held by each of the named executive officers on March 31, 2005, the last day of fiscal 2005.

                 AGGREGATED OPTION/SAR EXERCISES IN FISCAL 2005
                         FISCAL YEAR-END OPTION VALUES

                                                                                      VALUE OF
                                                                   NUMBER           UNEXERCISED
                                                                 UNEXERCISED        IN-THE-MONEY
                                                                 OPTIONS AT          OPTIONS AT
                                                                 FY-END (#)          FY-END ($)
                                                                -------------   --------------------
                         SHARES ACQUIRED         VALUE          EXERCISABLE/        EXERCISABLE/
         NAME              ON EXERCISE        REALIZED ($)      UNEXERCISABLE      UNEXERCISABLE
----------------------------------------------------------------------------------------------------
Robert L.G. White                0                   0          49,333/41,667      39,957/68,168
Joseph F. Spanier                0                   0          46,666/20,834      29,040/34,085
Gerald C. Harvey                 0                   0          46,666/20,834      29,040/34,085
----------------------------------------------------------------------------------------------------

REPORT OF THE INCENTIVE & COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

The Incentive & Compensation Committee of the Board (the "Committee") is composed entirely of independent outside directors. The Committee is responsible for establishing policies and implementing programs relating to executive compensation. The entire Board reviews all decisions of the Committee relating to compensation of the Company's executive officers, except for decisions relating to stock based awards, which under the Amended and Restated 1992 Long Term Incentive Plan, the 1999 Long Term Incentive Plan and the 2004 Long Term Incentive Plan, may be made by the Committee.

The Committee's philosophy regarding executive compensation is that a compensation program should (i) support the achievement of desired Company performance; (ii) provide compensation that will attract and retain qualified executives and reward performance; (iii) align the executive officers' interests with stockholders' interests as well as the overall success of the Company by placing a portion of pay at risk; and (iv) encourage management's stake in the long-term performance and success of the Company.

The methodology for setting base salary of the executive officers consists of
(i) determining marketplace compensation by comparing the Company to groups of other corporations with similar characteristics and (ii) evaluating each executive's performance as well as the performance of the Company as a whole. Each year the performance of executive officers is evaluated by the Chief Executive Officer and in turn the Chief Executive Officer is evaluated by outside members of the Board. The evaluation is based upon individualized performance objectives designated at the beginning of the fiscal year and at the time of the last performance evaluation.

The methodology for determining bonuses for Fiscal Years 2003-2005 has been set out in incentive compensation plans ("Incentive Compensation Plans") which are consistent

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

with the Committee's philosophy regarding executive compensation. The compensation reflected in this proxy statement includes the results of the Incentive Compensation Plans which are briefly described here.

The Incentive Compensation Plans include an annual bonus feature which is an important tool in providing incentive both for short-term and long-term performance. Cash and restricted stock awards are paid upon achieving or exceeding target levels of quantitative performance measures. Such performance measures are tied directly to the Company's annual business plan. Executive officers earn no bonus unless 80% of the business plan's profit goals are met. The business plan is prepared and approved prior to the start of the fiscal year. The Incentive Compensation Plans measure performance factors against targets for income before taxes, profit growth, productivity growth, return on investment, cash flow, meeting budgets and achievement of individual performance objectives.

In addition to the restricted stock awards described above, executive officers and the direct reports of the President and Chief Executive Officer are eligible to receive stock options. Stock options are based upon marketplace compensation studies and are awarded individually each year at an exercise price equal to the Common Stock's fair market value determinable on the date of grant. Stock options vest over a three-year period and cannot be repriced.

JOHN DALTON, Chair
THOMAS CHEMA
JAN NAYLOR COPE

EMPLOYMENT AGREEMENTS AND CHANGE OF CONTROL ARRANGEMENTS

Joseph F. Spanier. The Board authorized the Company to enter into an Employment Agreement with Joseph F. Spanier, effective March 28, 2003, pursuant to which he serves as the Company's Chief Financial Officer. The Agreement, which expires by its terms on March 31, 2006, provides for installment payments of a minimum annual base salary of $138,000 during the term of the Agreement, increased to $144,900 for fiscal 2005, payment for earned but unused vacation and sick time before March 31, 2003 in the amount of $96,128, which was paid in cash to Mr. Spanier in April 2003, a lump sum payment of a special bonus following the completion of the Company's divestiture program of $402,500, paid in cash in May 2003 and a promissory note issued to Mr. Spanier in the amount of $237,000, executed by the Company on March 31, 2003 (the "Note"). The Note bears simple interest at a rate per annum equal to 5.25% and is payable in three annual installments of $79,000, plus interest accrued on the unpaid principal balance. The first installment of $79,000 and accrued interest of $12,443 was paid in March 2004 and the second installment of $79,000 and accrued interest of $8,295 was paid in March 2005. The Note accelerates and becomes immediately due and payable upon the occurrence of certain events including a change of control.

Executive Severance Agreements. The Board authorized the Company to enter into severance agreements, effective February 10, 2004, with each of Messrs. Harvey and White (the "Severance Agreements"), which provide for payments only in the event of termination of employment within 24 months after a change in control of the Company during the term of the Severance Agreements where such termina-

--------------------------------------------------------------------------------
 14

--------------------------------------------------------------------------------

tion is not voluntary or is other than for cause, or the executive resigns for good reason which includes reduction in compensation, benefits or responsibilities, relocation by more than 50 miles of the executive's primary worksite, adverse alteration of the executive's office space and administrative support, or failure by the Company to obtain an agreement from any successor or assignee corporation to assume and perform the Severance Agreements. Benefits under the Severance Agreements are equal to 200% of the executive's annual salary, the executive's average bonuses during the two years preceding the change of control, earned but unused vacation and sick time, the fair market value of accrued but unvested restricted stock and stock options outstanding, and all accrued but unpaid salary. The benefits due under the Severance Agreements are in addition to all amounts payable to each of the executives pursuant to the Company's other agreements and benefit plans then in effect, except that any amount paid to any of the executives pursuant to the Corporate Severance Pay Plan shall be credited against amounts due under the Severance Agreements. The Severance Agreements provide for no benefits in the event the executive is terminated for cause and (except in the event that the executive is convicted of a felony, a crime involving moral turpitude or a crime adverse to the Company's welfare) fails to cure the alleged breach within 30 days after the executive has been notified by the Company's Board. The Severance Agreements expire by their terms on January 31, 2006.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

COMPANY PERFORMANCE

The following graph shows a comparison of cumulative total returns for the Company, Standard & Poor's 500 Index and a Company-constructed Peer Group Index (consisting of public companies which manufacture products that are similar to the Company's products) for the last five fiscal years. Total returns are based on market capitalization. Peer group indices use beginning of period market capitalization weighting. Total return assumes reinvestment of dividends.

                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
                       ASSUMES INITIAL INVESTMENT OF $100
                                   MARCH 2005
[5 YEAR CUMULATIVE TOTAL RETURN SUMMARY]

                                                     TRANSTECHNOLOGY                S & P 500                PEER GROUP ONLY
                                                     ---------------                ---------                ---------------
2000                                                     100.00                      100.00                      100.00
2001                                                      44.06                       91.80                      141.47
2002                                                      75.41                       83.07                      188.25
2003                                                      44.91                       64.22                      134.66
2004                                                      64.82                       88.96                      216.89
2005                                                      51.68                       95.15                      275.81

* ASSUMES INITIAL INVESTMENT OF $100.

Peer Group includes: Curtiss-Wright, Ducommun, EDO, Heico, Ladish, Moog, Sifco, Triumph Group and United Industrial.

--------------------------------------------------------------------------------
 16

--------------------------------------------------------------------------------

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and certain of its officers, and persons who own more than 10 percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Commission. Officers, directors and greater than 10 percent stockholders are required by Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that a Form 5 was not required to be filed for those persons, the Company believes that from April 1, 2004 to March 31, 2005, all persons subject to the reporting requirements of
Section 16(a) filed the reports on a timely basis, except that Messrs. White, Spanier and Harvey did not file reports on Form 4 until September 7, 2004, for awards of restricted stock on July 8, 2004, under the 1999 Long Term Incentive Plan of respectively 3,132; 1,977 and 2,175 shares and the grants of stock options on July 8, 2004, under the 2004 Long Term Incentive Plan for respectively 25,000; 12,500 and 12,500 shares because the full amount of shares of the Company underlying the grants were not authorized for issuance until approval of the 2004 Long Term Incentive Plan at the Company's annual meeting on September 2, 2004.

CERTAIN TRANSACTIONS

Pursuant to that certain Severance and Services Agreement between the Company and Mr. Michael J. Berthelot, the current Chairman of the Board and former Chief Executive Officer of the Company, the Company paid Mr. Berthelot an aggregate of $1,558,906 of severance payments. These severance payments were paid in fiscal 2003. Further, the Agreement provides that Mr. Berthelot shall provide consulting services to the Company in connection with matters relating to corporate restructuring and divestures, and receive consulting fees in connection therewith, at the annual rate of $100,000. With respect to the consulting services and fees, the Agreement terminates on such date as the Board determines, in its sole discretion, but in any event, not later than March 31, 2006.

As discussed above under the heading "Employment Agreements and Change of Control Arrangements," on March 28, 2003, the Company entered into an Employment Agreement with Joseph F. Spanier pursuant to which he serves as the Company's Chief Financial Officer. The Agreement provided for the payment of certain lump sum payments, which included the Note executed by the Company in favor of Mr. Spanier in the principal amount of $237,000. The Note bears simple interest at a rate per annum equal to 5.25% and is payable in three annual installments of $79,000, plus interest accrued on the unpaid principal balance. The first and second installments of the Note were due on respectively March 31, 2004 and March 31, 2005, and were timely paid.

PROPOSALS FOR SUBMISSION AT NEXT ANNUAL MEETING

If a stockholder desires to submit a proposal to fellow stockholders at the Company's annual meeting next year and wishes to have it set forth in the corresponding proxy statement and identified in the corresponding form of proxy prepared by management, such stockholder
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

must notify the Company at its executive offices no later than March 29, 2006.

ANNUAL REPORTS

A copy of the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2005, including certificates but without other exhibits, is being mailed to each stockholder of record together with this Proxy statement. The Company has filed with the Commission its Annual Report on Form 10-K for the fiscal year ended March 31, 2005, together with the exhibits thereto.

If requested, the Company will provide to stockholders copies of any exhibit to the 2005 Annual Report on Form 10-K upon the payment of a fee limited to the Company's reasonable expenses in furnishing such exhibits REQUESTS FOR COPIES OF ANY EXHIBIT SHOULD BE MADE IN WRITING TO GERALD C. HARVEY, VICE PRESIDENT, SECRETARY & GENERAL COUNSEL OF THE COMPANY, AT TRANSTECHNOLOGY CORPORATION, 700 LIBERTY AVENUE, UNION, NEW JERSEY 07083-8198.

OTHER MATTERS

The Board does not know of any matter to be acted upon at the Meeting other than the matters described herein. If any other matter properly comes before the Meeting, the holders of the proxies will vote thereon in accordance with their best judgment.

By Order of the Board of Directors

      -s- GERALD C. HARVEY
      GERALD C. HARVEY
      Vice President, Secretary and
      General Counsel

      Union, New Jersey
      September 14, 2005

--------------------------------------------------------------------------------
 18

                                    DETACH HERE                           ZTRN92



                           TRANSTECHNOLOGY CORPORATION
                               700 LIBERTY AVENUE
                              UNION, NJ 07083-8198

                                 REVOCABLE PROXY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Robert L.G. White, Joseph F. Spanier and Gerald
C. Harvey, or any two of them, as Proxy, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated on the reverse side, all the shares of Common Stock, Par Value $0.01 per Share, of TransTechnology Corporation held of record by the undersigned on September 6, 2005 at the annual meeting of shareholders to be held on October 20, 2005, or any adjournment or adjournments thereof (the "Meeting"). This proxy will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of all of the nominees. This proxy will be voted in the discretion of the Proxy upon such other business as may properly come before the Meeting.

--------------------------------------------------------------------------------
  PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY USING THE ENCLOSED
       ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign exactly as your name(s) appear(s) hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in the full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.
--------------------------------------------------------------------------------

 HAS YOUR ADDRESS CHANGED?

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRANSTECHNOLOGY CORPORATION
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694









           DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL       ZTRN91
                                                                            3477

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

--------------------------------------------------------------------------------
                           TRANSTECHNOLOGY CORPORATION
--------------------------------------------------------------------------------

1. Election of Directors
   NOMINEES: (01) Michael J. Berthelot, (02) Thomas V. Chema,
             (03) Jan Naylor Cope, (04) John H. Dalton, (05) Gail F. Lieberman,
             (06) William J. Recker and (07) Robert L.G. White

                     FOR                          WITHHELD
                     ALL      [ ]            [ ]  FROM ALL
                   NOMINEES                       NOMINEES

             [ ]
                ------------------------------------------
                For all nominee(s) except as written above




2. In their discretion, the Proxy is authorized to vote upon such other business as may properly come before the Meeting.






The undersigned hereby confer(s) upon the Proxy discretionary authority with respect to the election of Directors in the event that any of the above nominees is unable or unwilling to serve at the Meeting.

Mark box at right if an address change or comment has been noted on the
reverse side of this card.                                                   [ ]

Please be sure to sign and date this Proxy.


Signature:                   Date:      Signature:                  Date:
          ------------------      ------          ------------------      ------